UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2009

ELECTROGLAS, INC.
___________________________________________________________
(Exact name of Registrant as Specified in Charter)

________Delaware________________0-21626_____________________77-0336101
(State or Other Jurisdiction                           (Commission                                  (IRS Employer
of Incorporation)                                           File Number)                                  Identification No.)

5729 Fontanoso Way, San Jose, CA 95138
___________________________________________________________
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (408) 528-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 19, 2009, the registrant issued a press release announcing the registrant’s financial results for its third quarter of fiscal 2009 ended February 28, 2009. A copy of the registrant’s press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

This Form 8-K, the information contained herein, and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibits shall not be incorporated by reference to any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01.                                           Financial Statement and Exhibits

(d) Exhibits.

Exhibit Number	Document
99.1	Press Release of Electroglas, Inc., dated March 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ELECTROGLAS, INC.

        Date:                          March 19, 2009                                                                       By:           /s/ Thomas E. Brunton
                                    Thomas E. Brunton
                                    Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release of Electroglas, Inc., dated March 19, 2009